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                                                                   Exhibit 23.1


                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated February 11, 2001 included in The Titan Corporation's Form 8-K, filed on March 25, 2002 and to all references to our Firm included in this registration statement.


/s/ ARTHUR ANDERSEN LLP


San Diego, California
March 22, 2002